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                                                                    EXHIBIT 99.2


                        SMILEAGE DENTAL SERVICES, INC.

                  WISCONSIN DENTAL PROVIDER NETWORK AGREEMENT
                  -------------------------------------------

     THIS AGREEMENT is made this 18th day of July 1996 by and between SMILEAGE DENTAL SERVICES, INC., a Wisconsin corporation (hereinafter referred to as "SDS"), and SMILEAGE DENTAL CARE, INC., a Wisconsin corporation (hereinafter referred to as "SDC").

                                  WITNESSETH

WHEREAS, SDS arranges for dental services for dental insurers, including First Commonwealth Limited Health Service Corporation;

WHEREAS, SDS contracts with independent dental practices and dental networks for the provision of dental care services under the laws of the State of Wisconsin;

WHEREAS, SDC is a provider network that contracts on behalf of dentists for the provision of dental services;

WHEREAS, SDS and SDC are willing to enter into this Agreement through which SDC will make its network of Dentists available to those dental insurers for whom SDS arranges for dental and related services upon the terms and conditions herein contained;

NOW, THEREFORE, in consideration of the premises and the mutual terms, covenants and conditions hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:


                            ARTICLE I - DEFINITIONS

1.1 DENTIST: shall mean an individual dentist, dental partnership, or professional corporation, duly licensed to practice dentistry by the Board of Dental Examiners, State of Wisconsin.

1.2 DENTAL DIRECTOR: shall mean the dentist appointed by SDS to promulgate and maintain professional standards for the Dentists contracting with SDS.

1.3 DENTAL SERVICE AGREEMENT: shall mean the agreement between an Insurer and a Subscribing Group for dental services, or in the case of an individual, the agreement between a Subscriber and an Insurer.

1.4 EMERGENCY DENTAL SERVICES: shall mean those services required for alleviation of severe pain, or immediate diagnosis and treatment of unforeseen dental conditions which, if not treated, would jeopardize or impair the dental health of the Member.

1.5 HIGH BENEFIT PLAN GROUPS: shall mean those Subscribing Groups set forth on Exhibit E to this agreement.

1.6 INSURER: shall mean any dental insurer on whose behalf SDS arranges for dental services.

1.7  MEMBER: shall mean the Subscriber and all enrolled eligible dependents.

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1.8  PREPAID DENTAL INSURER:  shall mean any arrangement under which the
Dentist, dental network, or other dental provider is compensated on a capitated basis for dental services performed.

1.9 SDC DENTISTS: shall mean those Dentists who are affiliated with SDC, and on whose behalf SDC contracts.

1.10 SUBSCRIBING GROUP: shall mean the organization or firm (including limited service health organizations, insurance companies, fraternal benefit societies, self insuring employers, or health and welfare trusts) contracting with an Insurer to arrange to provide dental care services for its employees, associates and or beneficiaries.

1.11 SUBSCRIBER/BENEFICIARY: shall mean an individual who meets the eligibility requirements of the Subscribing Group, who has made an application, and whose prepayment fees have been paid through the Subscribing Group for the services and benefits stated therein, or in the case of individual coverage, the individual who has made application and whose prepayment fees are paid for the services and benefit stated therein.

1.12 WDG: shall mean Wisconsin Dental Group, S.C., a Wisconsin service corporation, and any successor entity thereto.


                     ARTICLE II - RELATIONSHIP OF PARTIES

2.1 BASIC RELATIONSHIP: SDS and SDC are separate and independent entities. SDC shall render services under this Agreement as an independent contractor. As independent contracting parties, SDS and SDC maintain separate and independent management, and each has full unrestricted authority and responsibility regarding its own organization and structure. Nothing contained herein shall be deemed or construed to make SDC, or any of SDC's employees, subcontractors or other persons acting under its direction or control, an agent, employee, servant, partner, or joint venturer of or with SDS.

2.2 OTHER SDS SPONSORED PROGRAMS: SDS is authorized to act as SDC's exclusive agent and representative in negotiating SDC's participation in additional dental care programs administered by, managed by, or affiliated with SDS. SDC agrees to participate in such dental care programs and to execute additional contracts required by such programs, so long as such programs and contracts contain substantially the same terms and conditions set forth in this Agreement.

2.3 RIGHT OF FIRST REFUSAL. For a period of twenty-four (24) months from the Effective Date of this Agreement, SDS shall provide to SDC a right of first refusal to develop staff model dental offices in areas of interest to SDS.

2.4  RESTRICTIVE COVENANT. SDS and SDC agree that:

     2.4.1 Within the State of Wisconsin, SDC shall not operate, and shall cause WDG not to operate, as a Prepaid Dental Insurer plan, except as set forth in Exhibit C to this Agreement.

     2.4.2 For two years from the Effective Date of this Agreement, SDC shall not, and shall cause WDG not to, add more than fifteen additional Dentists to its independent practice network within the Milwaukee Counties Area and no more than twenty additional Dentists to its independent practice network within the Non-Milwaukee Counties Area. For purposes of this Section, the following definitions shall apply: counties of Milwaukee, Waukesha, Washington, Ozaukee, Racine, Kenosha ("Milwaukee Counties Area"), and Brown, Dane, Outagamie, and Winnebago ("Non-Milwaukee Counties Area"). SDC may, however, acquire any dental practice at any time without limitation.

     2.4.3 For the term of this Agreement, SDC shall not, and shall cause WDG not to, contract directly with any of the parties set forth in Exhibit D to this Agreement except through SDS.

     2.4.4 For six months from the Effective Date of this Agreement, SDC shall not, and shall cause WDG not to, contract with any Prepaid Dental Insurer except through SDS, and SDC shall prohibit, and shall cause WDG to prohibit, their respective provider staff model dental centers, including contracted specialty services, from contracting with any Prepaid Dental Insurer except through SDS.


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            Notwithstanding the foregoing sentence, SDC and its provider staff model dental centers may contract with those existing prepaid insurance clients set forth in Exhibit G. Likewise, any dental practices purchased by SDC which have existing contracts with prepaid dental insurers are exempt from this clause.

     2.4.5 Unless SDS consents in writing, for thirty-six months from the Effective Date of this Agreement, SDC will not, and shall cause WDG not to, provide care to the Members of Subscribing Groups set forth in Exhibit E to this Agreement through any Prepaid Dental Insurer except SDS or its affiliates. However, SDC may provide dental services to the Subscribing Groups set forth in Exhibit E when such dental services are bundled with the medical plan of Exhibit F client's medical plan. For purposes of this section 2.4.5, "bundled" shall mean that dental benefits are provided only to those Members that elect the service contract client's medical benefit option.

     2.4.6 Unless the parties otherwise agree, covered services for High Benefit Plan Groups will be provided exclusively through SDC for a period of thirty-six months from the Effective Date of this Agreement. During that period, SDC shall provide SDS with "most favored nation" pricing for the High Benefit Plan Groups. SDC covenants and agrees that SDC shall provide a level of service and accessibility to the High Benefit Plan Groups for the exclusive thirty-six month period comparable to the levels of service and accessibility as of the Effective Date. SDC covenants and agrees that such service and accessibility shall include the minimum Member/full-time equivalent dentist ratio at each SDC geographic location set forth in Exhibit H to this Agreement.

     2.4.7 If any period of time or the geographical or other scope of this restrictive covenant contained in this Section 2.4 is adjudged unreasonable in any court proceeding, then the period of time and/or the scope, as applicable, shall be modified as is deemed necessary to allow this covenant to be enforced during such period of time and within such geographical area as is determined to be reasonable.

2.5 Independent Dentists.   SDS and SDC recognize and agree that SDS or an
affiliate of SDS may contract directly (through employment agreements, independent contractor agreements, or otherwise) with any Dentist who is a member of SDC's provider network or is otherwise contractually affiliated with SDC.


                    ARTICLE III - DUTIES OF DENTAL PROVIDER

3.1  ON BEHALF OF ITSELF AND SDC DENTISTS, SDC AGREES:
A. SDC Dentists shall provide to Members those dental care services specified in Exhibit A for all Members selecting or assigned to SDC, subject to any exclusions or limitations. Except as otherwise provided in this Agreement, SDC agrees that SDC Dentists shall provide dental services under the benefit plans specified in Exhibit A at SDS's standard general dentistry and specialty compensation levels set forth in Exhibit B. For a period of thirty-six months from the Effective Date of this Agreement, SDC Dentists shall be paid the capitation percentage rate in effect on the Effective Date of this Agreement for services rendered to those groups set forth on Exhibit D.
B. SDC Dentists shall refer Members for appropriate specialty care, where needed, and not provided by SDC as set forth in Exhibit A. Any such referrals for specialty care must be authorized in advance by Dental Director or his designee in accordance with SDS policy.
C. SDC Dentists shall provide twenty-four (24) hour emergency services at all times.
D. SDC and SDC Dentists shall conduct their relationships with SDS, Insurers, and their subscribing groups and their Members in a professional and positive manner, and not make untruthful or otherwise disparaging statements regarding relationship with SDS, Insurers, Insurers' Members or Insurers' or SDS's business, nor conduct SDC in any fashion that could be detrimental to the business of SDS.
E. SDC and SDC Dentists shall accept the monthly payments made by SDS to SDC Dentists and copayments made by Members to SDC Dentists in accordance with Exhibit A as payment in full for all services rendered.
F. SDC and SDC Dentists shall administer the Coordination of Benefits (COB) provisions of all Dental Service Agreements so that the maximum benefit of the primary and secondary insurance coverages is realized in accordance with the COB provisions of said Dental Service Agreements, and to account to SDS for any amounts so received in excess of

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the capitation fee. SDS shall, at its option, have the right to develop procedures for such administration of COB and inspect records for such COB accounting.

3.2 DISCRIMINATION. SDC shall not, and shall cause SDC Dentists not to, differentiate or discriminate in the treatment of its patients by reason of the fact that certain of those patients are Members. SDC shall cause SDC Dentists to render dental services to Members in the same manner, in accordance with the same standards, and with the same time availability as offered its other patients.

3.3 ADMINISTRATIVE. To enable SDS to implement appropriate quality assessment programs and to comply with the provisions of all applicable state statutes, rules and regulations, SDC shall:

A. Cooperate, and cause SDC Dentists to cooperate, with SDS in maintaining and providing such dental, financial, administrative and other records relating to a Member as may be requested by SDS. When provided to SDS, these records shall be maintained in the confidential nature they had while in the possession of SDC; and

B. Cooperate and participate, and cause SDC Dentists to cooperate and participate, with SDS's quality assessment, peer review and audit systems, service standards and grievance procedures. SDC shall comply, and shall cause all SDC Dentists to comply, with all final determinations rendered by the peer review process or grievance procedure established by SDS.

3.4 CONFIDENTIALITY. Health records (including dental records) of Members shall be treated as confidential in order to comply with all federal and state laws and regulations regarding the confidentiality of patient records. SDC agrees to maintain, and to cause SDC Dentists to maintain, the confidentiality of Members' records and enrollment information, and prevent unauthorized disclosure of such records and information.

3.5 DENTAL AUDIT. SDC agrees to permit, and to cause SDC Dentists to permit, inspection and audit of dental records of SDS Members by SDS and authorized authorities of the State of Wisconsin, and to comply with requirements issued as a result of such inspection or audit.

3.6 REVIEW. SDC agrees to participate and cooperate, and to cause SDC Dentists to participate and cooperate, in the professional review process of SDS and to comply with resulting requirements.

3.7 UTILIZATION AND SPECIALTY REFERRALS. SDC agrees to submit utilization reports as required by SDS and to comply with all requirements of SDS's specialty care referral system.

3.8  COMPLAINT AND GRIEVANCE PROCEDURE.   SDC shall institute procedures
satisfactory to SDS to record and report any Grievance by any Member to SDS and shall fully and timely cooperate with SDS with respect to any Complaint or Grievance procedure established by SDS or required by law. SDC shall provide SDS with a copy of any Complaint or Grievance within two (2) business days of any SDC Dentist's receipt of such Complaint or Grievance, or in the case of Urgent Care Situations, immediately upon receipt.

     For the purpose of this provision,

     (a) the term "Complaint" means any dissatisfaction expressed by a Member about FCW, Dentist, or the dental care services provided;

     (b) the term "Grievance" means any unresolved dissatisfaction or complaint about the benefits, dental care services provided, Dental Services Agreement, or the relationship between the SDC Dentist and the Member.

3.9 QUALITY ASSESSMENT. SDC agrees to comply, and to cause SDC Dentists to comply, with SDS's Quality Assessment Program as adopted by SDS from time to time.

3.10 INSPECTION. SDC agrees to allow inspection, during normal business hours, of financial books and records to the extent of its dealings with SDS under this contract by, and authorized authorities of the State of Wisconsin.

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                ARTICLE IV - SDC REPRESENTATIONS AND WARRANTIES

4.1 LICENSURE. Each of the Dentists affiliated with SDC is currently licensed to practice dentistry in the State of Wisconsin. Each of the Dentists affiliated with SDC will maintain all licenses and certifications required under state and federal law for Dentists rendering the type of services each such Dentist provides.

4.2 ACCURACY OF APPLICATION iNFORMATION. SDC will use best efforts to ensure that all of the information provided by each of the Dentists affiliated with SDC on the SDS application is true and complete. SDC understands and agrees that all of SDS's obligations under this Agreement are entered into in reliance upon the truth of the information and representations contained in each of the SDC Dentist's application. After notice and an opportunity to cure pursuant to
Section 9.2(D), SDS shall have the right to terminate this Agreement in the event that said information or representations are discovered to be untruthful or incomplete, or that any of the Dentists affiliated with SDC has made a material omission in Dentist's application or other representations to SDS.

4.3 UPDATES OF MATERIAL CHANGES. SDC will ensure that each of the SDC Dentists continuously updates the application information provided to SDS to reflect any material change. In particular, SDC shall notify SDS within five business days in the event of any of the following:

          (a) any action is taken to restrict any SDC Dentist's licensure to provide covered dental care services;

          (b) any disciplinary action taken against any SDC Dentist by any peer review body or any regulatory, licensing or accreditation agency or body;

          (c) the initiation of any action or any settlement, trial verdict, or other final disposition of any suit brought or claim made against SDC or any SDC Dentist for malpractice; or

          (d) the insolvency or the filing of a petition in bankruptcy or of receivership of SDC or of any Dentist affiliated with SDC.


                        ARTICLE V - INDIVIDUAL DENTISTS

5.1 INDIVIDUAL DENTIST COMPLIANCE WITH AGREEMENT. SDC shall ensure that each individual Dentist affiliated with SDC complies with all of the terms of this Agreement. SDS shall include all Dentists affiliated with SDC in any agreements that SDS enters into on behalf of SDC unless SDS receives the express written consent of SDC to exclude one or more Dentists affiliated with SDC from any such agreement. SDS Services Agreements shall include all of the Dentists affiliated with SDC unless both SDC and SDS mutually agree in writing to arrangements which include a designated subset of the Dentists affiliated with SDC.

5.2 TERMINATION OF INDIVIDUAL DENTISTS. In the event that SDS decides to terminate an individual SDC Dentist as part of SDS's credentialing, utilization review, quality assessment or other reviews, such termination shall not terminate the Agreement with SDC, provided that SDC provides SDS with adequate assurances that (1) the terminated Dentist will not provide any further services under this Agreement; and (2) SDC can provide all necessary services, including emergency coverage, without the services of the excluded individual Dentist.

5.3 CHANGE IN MEMBERSHIP OF SDC. SDC represents and warrants that SDC will inform SDS in writing of any change in the Dentists who are affiliated with SDC (i.e., a Dentist leaves SDC or a new Dentist joins SDC) within ten business days of such change.

5.4 AUTHORITY TO BIND SDC. The person signing this Agreement on behalf of SDC represents and warrants that such person is duly authorized and empowered to enter into this Agreement on behalf of SDC and all SDC Dentists. Any Dentist that bills for services under SDC's tax identification or other billing number shall be bound by all of the terms and conditions of this Agreement.

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                       ARTICLE VI - SELECTION OF DENTIST

6.1 Selection. At the time of enrollment, all Members are requested to select a Dentist who will provide or arrange for the provision of all covered dental services. SDS agrees to list the SDC Dentists as authorized Dentists of SDS in its materials to members, and SDC hereby agrees to allow SDS to so list them.

6.2 Acceptance of Members. SDC agrees to accept all Members referred by SDS. SDC may notify SDS that an SDC Dentist's office is full, with 90 days advance written notice.

6.3 Patient Relationship. SDC shall be solely responsible for all dental advice and services rendered to a Member. SDC shall maintain a dentist-patient relationship, without any interference by SDS whatsoever, with each Member registered with an SDC Dentist's practice.

6.4 Transfer of Patients. Because the dentist-patient relationship is personal and may become unacceptable to either party, Member or SDC may request in writing to SDS that the Member be transferred to another Dentist. Where practical, such transfer will be made.



                       ARTICLE VII - QUALITY ASSESSMENT

7.1 Standards. SDC agrees to cause each SDC Dentist to perform services to Members with the same standards of care, skill and diligence that are customarily used by such SDC Dentist for all his patients and used by Dentists located in the community where such services are rendered and in accordance with the policies and procedures established by the SDS Dental Director from time to time.

7.2 Quality Assessment. SDS, in consultation with its Dental Director, shall develop, implement and maintain, through its Quality Assessment program, policies and procedures and service standards. SDC shall be bound by and comply with, and cause SDC Dentists to be bound by and comply with, such policies and procedures and service standards.



                          ARTICLE VIII - COMPENSATION

8.1 Eligible Members. SDS shall determine each Member who is eligible to receive from SDC the dental services set forth in Exhibit A of this agreement. SDS will notify SDC of Members' eligibility. SDS will provide SDC with a contact at SDS for verification of Members' eligibility.

8.2 Fees. In exchange for the provisions of services to such Members, SDS shall pay the SDC Dentists the amounts shown on Exhibit B attached. Such payments shall be made directly to the SDC Dentists. SDC hereby agrees and warrants on behalf of itself and SDC Dentists that in no event, including, but not limited to non-payment by SDS, SDS insolvency or breach of this Agreement, shall any SDC Dentist bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Subscribing Group, Subscriber, Member or persons other than SDS acting on their behalf for services provided pursuant to this Agreement. This provision shall not prohibit collection of supplemental charges or copayments on SDS's behalf made in accordance with the terms of the Dental Service Agreement between SDS and Subscriber/Member. SDC further agrees that (1) this Section 8.2 shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of the SDS Subscriber/Member, and that (2) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between SDC and Subscribing Group, Subscriber, Member or persons acting on their behalf.

Any modifications, addition, or deletion to the provisions of this Section 8.2 shall become effective on a date no earlier than 15 days after the Office of the Commissioner of Insurance has received written notice of such proposed changes.

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8.3  Payment.  Payments to SDC Dentists shall be made monthly for each eligible
Member who has selected a SDC Dentist participating with SDS. Such payments will include any adjustments to prior months' payments based upon eligibility adjustments received by SDS from Subscriber Groups.

8.4 Participation in Additional Plans. SDS may, from time to time, amend, delete or add to its various Dental Service Agreements. In such an event, SDS shall send SDC Amended Exhibits A and B to reflect those amendments, deletions or additions at the address in Section 13.1B. If SDC does not notify SDS in writing of any objections to such changes, by registered or certified mail at the address in Section 13.1A within 3 days of its receipt of such notification from SDS, those changes shall become part of this Agreement.


                ARTICLE IX - TERM AND TERMINATION OF AGREEMENT

9.1 Term. The effective date of this Agreement shall be the date first written above and have an initial term of 5 years ("Initial Term"). This Agreement shall continue in effect from year-to-year thereafter upon each and all of the terms and conditions herein contained, unless and until terminated as hereinafter provided.

9.2  Termination.

A. After the Initial Term, this Agreement may be terminated without cause by either party by written notice sent by registered or certified mail at least 180 days in advance of the proposed termination date.

B. This Agreement shall immediately terminate upon the occurrence of the violation of or failure to comply with any material provision of the Agreement by any SDC Dentist, if such SDC fails to take appropriate action against such SDC Dentist within 15 days after receipt of written notice thereof from SDS.

C. SDS may immediately terminate this Agreement if the SDC fails to abide by SDS's Quality Assessment program, Exhibit I or any of the provisions of SDS's policies and procedures, and fails to cure such failure within 15 days after receipt of written notice thereof from SDS if such failure could result in imminent harm to a patient or within 60 days after receipt of written notice thereof from SDS if such failure poses no danger of imminent harm to a patient.

D. Either party may terminate this Agreement immediately upon the material breach of the Agreement by the other party, if the breaching party fails to cure the breach within 60 days after receipt of written notice thereof.

E. This Agreement may be terminated at any time upon the mutual agreement of the parties hereto.

9.3  Effect Of Termination.

A. Notwithstanding any other provision in this contract, any termination of this Agreement shall have no effect upon the rights and obligations of the parties arising out of any transactions occurring prior to the effective date of such termination and any continuing obligations after termination as set forth herein.

B. In the event of the termination of this Agreement, SDC shall complete work started prior to the termination date as follows:

(1)  If an impression has been taken, SDC will complete a partial or denture.

(2) On every tooth upon which work has been started, SDC will complete the procedure.

C. In the event of termination of this Agreement, SDC agrees to forward to the Member's newly assigned Dentist, at the request of the Member or newly assigned Dentist, a certified copy or duplication of all patient records and X-rays within 30 days after such request.

The reasonable cost of copying and/or duplicating patient records and x-rays shall be the responsibility of:

     a) SDS, if this Agreement is terminated by SDS, or at any time during this Agreement a Member requests to transfer his or her patient record to another Dentist; or

     b)   SDC, if this Agreement is terminated by SDC.

SDC further agrees to return all SDS materials to SDS, including the Provider Manual, upon SDS's request.

D. In the event of termination of this Agreement for any reason, SDC shall be paid the last monthly capitation payment as specified in this Agreement 60 days following the effective date of termination of this Agreement. SDS shall be entitled to make any adjustments in such final capitation payments as may be necessary as determined by SDS.

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                                 ARTICLE X - INSURANCE

10.1 Insurance. SDC shall cause each of the SDC Dentists to secure and maintain such policies of professional and general liability insurance as shall be necessary to insure Dentist and Dentist's employees and other persons acting under his direction and control, against any liability, claim or claims for damages arising by reason of injury or death, occasioned directly or indirectly, in connection with the performance or nonperformance of any service by Dentist, Dentists' employees or other persons acting under his direction and control, under this Agreement. The limits, types of coverage, form and issuer of each such insurance coverage shall be subject to the approval of SDS, but the professional liability coverage shall have limits that are in no event less than one million dollars per occurrence and three million dollars aggregate for WDG dentists or less than one hundred thousand dollars per occurrence and three hundred thousand dollars aggregate for other SDC Dentists.

10.2 Evidence of Insurance. SDC shall deliver to SDS satisfactory evidence of such insurance coverage and shall further notify SDS immediately of any and all substantial changes in or cancellation of said insurance coverage.


                        ARTICLE XI - GENERAL PROVISIONS

11.1 Waiver. The waiver by either party to this Agreement of any breach of any provision hereof on the part of the other shall not be construed to operate as a waiver of any other or subsequent breach of the same or any other term, condi-tion or covenant contained in this Agreement.

11.2 Entire Agreement. This agreement represents the entire understanding between the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. All amendments or modifications hereto shall be mutually agreed to in writing by SDS and SDC, except as specified in
Section 8.4.

11.3 Invalidity. The invalidity or unenforceability of any terms or provision of the Agreement shall in no way affect the validity or enforceability of any other term or provision.

11.4 Assignment. This Agreement shall not be assigned in whole or in part without the written consent of SDS which consent shall be in SDS's sole discretion.

11.5 Terms. For simplicity of expression, pronouns and other terms are sometimes expressed in one number and gender, but where appropriate to the context these terms shall be deemed to include each of the other numbers and genders.

11.6 Headings. The underlined headings are for convenience and shall not affect interpretation.

11.7 Governing Law. This Agreement is governed by and shall be construed according to Wisconsin law, without reference to the conflicts of laws provisions of that state.

11.8 Financial Records. SDC and SDS shall cooperate in keeping financial and statistical records which may be necessary for the proper administration of SDS or as required by state or federal laws and regulations. Such records shall be retained for a period of 5 years. Such obligations shall not terminate upon termination of this Agreement whether by rescission or otherwise.

11.9 Surcharges. Neither SDC nor any SDC Dentist is permitted to surcharge any member for covered services and shall, whenever a surcharge has erroneously occurred, upon notice by that member or SDS, refund such charge within 5 days.

11.10 Services After Termination. Upon termination of this agreement, SDS shall be liable for covered services rendered by SDC Dentists (other than for copayments) to Members who retain eligibility in SDS or by operation of law who are under the care of an SDC Dentist at the time of such termination until completion of services being rendered by page 8
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SDC unless SDS makes reasonable and dentally appropriate provisions for the assumption of such services by another contracting Dentist. SDC shall request prior approval of SDS to perform any such services above.

11.11 Patient Records. SDC Dentists shall maintain up-to-date records in accordance with accepted professional standards, sound dental accounting procedures and sound internal practices. Said records shall reflect the date each Member was seen, the procedures followed, dentist to whom he was referred. Such records shall be made available for inspection by SDS during regular business hours and other reasonable time. SDS shall from time to time provide forms for keeping certain records, which shall be submitted to SDS as requested by SDS.

11.12 Non-Solicitation. SDC agrees that, during the term of this Agreement and for a one-year period following termination of this Agreement, SDC shall not solicit or otherwise approach then current Members or subscriber groups of SDS to become members in a prepaid dental plan, preferred provider organization or other entity directly competitive with the business of SDS.

11.13  Exhibits.  The following shall be exhibits to this Agreement:

       Exhibit A    Benefit Plans
       Exhibit B    Compensation
       Exhibit C    SDI Accounts Not Reinsured by First Commonwealth Limited
                    Health Service Corporation
       Exhibit D    SDI Accounts Reinsured by First Commonwealth Limited Health
                    Service Corporation
       Exhibit E    SDI Accounts Reinsured by First Commonwealth Limited Health
                    Service Corporation With The High Benefit Plan
       Exhibit F    SDC Service Contract Clients
       Exhibit G    Existing Prepaid Insurance Clients
       Exhibit H    Current FTE/Geographic Location
       Exhibit I    Quality Assessment Program


                                 ARTICLE XII - ARBITRATION

12.1 Arbitration. If any dispute or controversy shall arise among the parties hereto with respect to the making of, construction of, the terms of, or interpretation of this Agreement or the rights of any party hereto or with respect to any transaction involved, the dispute or controversy shall be settled by arbitration before one arbitrator, selected from the panels of arbitrators of the American Arbitration Association, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, a judgement upon the award entered in any court having jurisdiction thereof. Arbitration shall be initiated by written notice to the parties as set forth in Article XIII. The notice shall include the matter to be arbitrated.

12.2 Attorneys' fees. In the event suit is brought to enforce or interpret any part of this agreement, the prevailing party shall be entitled to recover, as an element of its costs of suit (including payments owed to arbitrators incurred in the action or proceeding) and not as damages, a reasonable attorneys' fee to be determined by arbitrators or other judicial body. The "prevailing party" shall be the party who is entitled to recover its cost of suit, whether or not the suit proceeds to final judgement. A party not entitled to recover its costs shall not recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgement for purposes of determining whether a party is entitled to recover its costs or attorneys' fees.


                                 ARTICLE XIII - NOTICES

13.1 All notices required to be given hereunder shall be in writing, and all such notices and documents to be delivered hereunder shall be either delivered in person to any signatory hereof or mailed by certified mail, return receipt requested. Notice shall be effective upon receipt. Until notice of a change of address is given, all such notices and documents shall be given or addressed:

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

     A.   To SDS, addressed as follows:

     David W. Mulligan
     President
     First Commonwealth, Inc.
     444 North Wells Street - Suite 600
     Chicago, IL  60610

     B.   To SDC, addressed as follows:

     Don A. Dieke
     President
     Smileage Dental Care, Inc.
     9052 North Deerbrook Trail
     Milwaukee, WI  53223

     This Agreement is executed in sereral counterparts. Each is hereby declared to be an original; however, all shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.


Smileage Dental Services, Inc.


By: /s/ David W. Mulligan
    ---------------------------------------

    Its: President
         ----------------------------------


Smileage Dental Care, Inc.


By: /s/ Don A. Dieke
    ---------------------------------------

    Its: President
         ----------------------------------

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